                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


                                 AMENDMENT NO. 5


         AMENDMENT NO. 5, dated as of September 30, 2002 (this "Amendment"), to the Secured, Super-Priority Debtor in Possession Revolving Credit Agreement, dated as of November 13, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CLASSIC CABLE, INC., a Delaware corporation (the "Borrower"), as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, CLASSIC COMMUNICATIONS, INC., a Delaware corporation (the "Parent Guarantor"), as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, each Subsidiary of the Borrower party thereto as a guarantor (the "Subsidiary Guarantors" and, together with the Parent Guarantor, the "Guarantors"), each as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, the financial institutions party thereto as lenders (the "Lenders"), JP MORGAN CHASE BANK, as issuer (in such capacity, the "Issuer"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as the administrative agent for the Lenders and the Issuer (in such capacity, the "Administrative Agent") and as lead arranger and syndication agent.

                                  WITNESSETH:

         WHEREAS, the Borrower and the Lenders have agreed to amend the Credit Agreement subject to the terms and conditions of this Amendment;

         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree to the following:

         1. Defined Terms. Capitalized terms used herein, but not defined herein, have the respective meanings ascribed thereto in the Credit Agreement.

         2. Amendments. As of the Effective Date referred to below:

         (a) The definition of "Extension Date" in the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following new definition:

                  "Extension Date" means the date that is the 12-month anniversary of the Closing Date.

         (b) The definition of "Extension Period" in the Credit Agreement is hereby deleted in its entirety and is hereby replaced by the following new definition:

                  "Extension Period" means the period of time beginning on the Extension Date and ending on the Scheduled Termination Date.

         (c) The definition of "Scheduled Termination Date" in the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following new definition:

                  "Scheduled Termination Date" means December 11, 2002.

         (d) Section 2.10(f) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                  "(f) [Intentionally Omitted]."


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             (e) Section 6.1(e) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                       "(e) Budgets. (i) Prior to the Closing Date, the Borrower
             shall provide to the Administrative Agent its 12-month financial projections (the "Budget") for each fiscal month during the period from the Closing Date through the one-year anniversary of the Closing Date and (ii) at least 30 days prior to the Extension
             Date, the Borrower shall provide to the Administrative Agent its financial projections for each month during the Extension Period (the "Extension Budget"). The Budget and the Extension Budget each shall be in the form and substance satisfactory to the Administrative Agent."

         3. Representations and Warranties. Each Loan Party hereby represents and warrants that (a) this Amendment has been duly authorized, executed and delivered by such party, (b) assuming the effectiveness of this Amendment, no Default or Event of Default has occurred and is continuing on and as of the date hereof and (c) the representations and warranties of each of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereby other than as referred to herein, except to the extent such representations and warranties expressly relate to a different specific date.

         4. Reference to and Effect on the Credit Agreement. Except as specifically amended or waived herein, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment, waiver or modification of any right, power or remedy of the Administrative Agent, the Issuer or the Lenders under any of the Loan Documents, nor constitute an amendment, waiver or modification of any other provisions of the Loan Documents. This Amendment shall be a Loan Document for the purposes of the Credit Agreement and the other Loan Documents.

         5. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         6. Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the Borrower, the Guarantors, the Administrative Agent and the Requisite Lenders.

         7. Fees, Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 13.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto.

         8. Counterparts and Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. The headings of this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration when interpreting this Amendment.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                        GOLDMAN SACHS CREDIT PARTNERS
                                        L.P., as Administrative Agent and
                                        as a Lender

                                        By:     /s/ Bruce Mendelsohn
                                            ------------------------------------
                                             Name:  Bruce Mendelsohn
                                             Title: Authorized Signatory


                                        JPMORGAN CHASE BANK, as Issuer and
                                        as a Lender

                                        By:     /s/ Michael Lencia
                                            ------------------------------------
                                             Name:  Michael Lencia
                                             Title: Vice President


                                        LENDER:

                                        HELLER FINANCIAL, INC.

                                        By:     /s/ Karl Kleffer
                                            ------------------------------------
                                             Name:  Karl Kleffer
                                             Title: Duly Authorized Signatory


                                        LENDER:

                                        MORGAN STANLEY SENIOR FUNDING, INC.

                                        By:     /s/ James Morgan
                                            ------------------------------------
                                             Name:  James Morgan
                                             Title: Vice President


                                        LENDER:

                                        THE TRAVELERS INSURANCE COMPANY

                                        By:     /s/ Pamela Westmoreland
                                           -------------------------------------
                                             Name:  Pamela Westmoreland
                                             Title: Investment Officer



                      [Signature Page to Amendment No. 5]



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                                        LENDER:

                                        TRSI LLC


                                        By:   /s/ Rosemary F. Dunne
                                            ------------------------------------
                                             Rosemary F. Dunne
                                             Attorney-in-Fact

                                        LENDER:

                                        SENIOR DEBT PORTFOLIO

                                        By:  Boston Management and Research
                                             as Investment Advisor

                                        By:     /s/ Payson F. Swaffield
                                            ------------------------------------
                                             Name:  Payson F. Swaffield
                                             Title: Vice President

                                        LENDER:

                                        EATON VANCE SENIOR INCOME TRUST

                                        By:  Eaton Vance Management
                                             Investment Advisor

                                        By:     /s/ Payson F. Swaffield
                                            ------------------------------------
                                             Name:  Payson F. Swaffield
                                             Title: Vice President

                                        LENDER:

                                        EATON VANCE INSTITUTIONAL
                                        SENIOR LOAN FUND

                                        By:  Eaton Vance Management
                                             Investment Advisor

                                        By:     /s/ Payson F. Swaffield
                                            ------------------------------------
                                             Name:  Payson F. Swaffield
                                             Title: Vice President




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
                                       LENDER:

                                       OXFORD STRATEGIC INCOME FUND

                                       By:  Eaton Vance Management
                                            Investment Advisor

                                       By:     /s/ Payson F. Swaffield
                                           -------------------------------------
                                            Name:  Payson F. Swaffield
                                            Title: Vice President


                                       LENDER:

                                       GRAYSON & CO

                                       By:  Boston Management and Research
                                            Investment Advisor

                                       By:     /s/ Payson F. Swaffield
                                           -------------------------------------
                                            Name:  Payson F. Swaffield
                                            Title: Vice President


                                       LENDER:

                                       DEBT STRATEGIES FUND, INC.

                                       By:     /s/ Andrew C. Liggio
                                           -------------------------------------
                                            Name:  Andrew C. Liggio
                                            Title: Authorized Signatory

                                       LENDER:

                                       SENIOR HIGH INCOME PORTFOLIO, INC.

                                       By:     /s/ Andrew C. Liggio
                                           -------------------------------------
                                            Name:  Andrew C. Liggio
                                            Title: Authorized Signatory




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                                        LENDER:

                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.

                                        By:     /s/ Andrew C. Liggio
                                            ------------------------------------
                                             Name:  Andrew C. Liggio
                                             Title: Authorized Signatory

                                        LENDER:

                                        SUNAMERICA SENIOR FLOATING
                                        RATE FUND INC

                                        By:  Stanfield Capital Partners LLC
                                             as subadvisor

                                        By:     /s/ Gregory L. Smith
                                            ------------------------------------
                                             Name:  Gregory L. Smith
                                             Title: Partner



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Acknowledged and Agreed to as of
   September 30, 2002 by:

CLASSIC CABLE, INC., as borrower

By:    /s/ Dale R. Bennett
    ----------------------------------
    Name:  Dale R. Bennett
    Title: President

CLASSIC COMMUNICATIONS, INC., as
Parent Guarantor


By:    /s/ Dale R. Bennett
    -----------------------------------
    Name:  Dale R. Bennett
    Title: President


CALLCOM 24, INC.
CLASSIC CABLE HOLDING, INC.
CLASSIC CABLE OF OKLAHOMA, INC.
CLASSIC TELEPHONE, INC.
CORRECTIONAL CABLE TV, INC.
FRIENDSHIP CABLE OF ARKANSAS, INC.
FRIENDSHIP CABLE OF TEXAS, INC.
TELEVISION ENTERPRISES, INC.
UNIVERSAL CABLE
   COMMUNICATIONS, INC.
UNIVERSAL CABLE HOLDINGS, INC.
UNIVERSAL CABLE MIDWEST, INC.
UNIVERSAL CABLE OF BEAVER
   OKLAHOMA, INC.
W.K. COMMUNICATIONS, INC.
WT ACQUISITION CORPORATION,
   each as a Subsidiary Guarantor


By:    /s/ Dale R. Bennett
    ------------------------------
    Name:  Dale R. Bennett
    Title: President


                      [Signature Page to Amendment No. 5]





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